Short term loan, other liabilities and accrued expenses	12 Months Ended
Dec. 31, 2011
Short term loan, other liabilities and accrued expenses

11 Short term loan, other liabilities and accrued expenses

(a)	Short term loan

On November 30, 2010, LSRHK, the wholly owned subsidiary of the Company, entered a loan agreement with an individual ex-shareholder of Linsun Group , who was also a shareholder of CTDC, with a principal amount of Rmb6,041. The loan was interest free and it matured on or before the forty-fifth day following the drawdown date. The loan had been fully repaid by the Company in January 2011 upon maturity.

(b)    Other liabilities and accrued expenses

	December 31, 2010	December 31, 2011
	Rmb	Rmb
Deposits received (Note a)	2,550	21,046
Accrued salaries and staff benefits	894	2,377
Accrued liability for purchase of property, plant and equipment	313	275
Interest payable	1,833	1,752
Accrued freight charge	3,012	—
Advance due to an ex-shareholder of Linsun Group	2,000	2,000
Others	554	1,202

	11,156	28,652

Note a: In 2011, Trendar Solar, the group’s wholly owned subsidiary, entered into a 10.8MW Rooftop Project contract with Goldpoly. As specified in the contract, Trendar Solar is responsible for engineering design, construction, installation, procurement, operations and maintenance of the project. As of December 31, 2011, Goldpoly had paid a deposit of Rmb16,345 for the project. Due to the fact that the solar chip modules had not yet been installed as of that date, the amount was deferred and will be transferred to revenues upon completion of each significant phases of the project.